UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Pacific Gold Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☑ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PACIFIC GOLD CORP.

848 N. Rainbow Blvd. #2987

Las Vegas, Nevada 89107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 13, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pacific Gold Corp., a Nevada corporation (the “Company”).  The meeting will be held at [__________], Las Vegas, Nevada [_____] on Tuesday, November 13, 2012 at 11:00 a.m., local time, for the following purposes:

1.  To elect two directors to serve for the ensuing year and until their successors are elected.

2.  To approve an amendment to the Company’s Articles of Incorporation to (A) effect a reverse stock split of our Common Stock at a specific ratio within a range from 1-for-4 to 1-for-20 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split; and (B) a decrease in the number of authorized shares of Common Stock from 5,000,000,000 to 3,000,000,000, subject to the Board of Directors’ authority to abandon such amendment.

3.  To approve an amendment to the Company’s Articles of Incorporation to change the par value of the Company’s Common Stock from $0.001 per share to no par value.

4.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

5. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is October 22, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Robert Landau
Chief Executive Officer

Las Vegas, Nevada

October [__], 2012

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER [__], 2012. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•	ATTEND THE COMPANY'S 2012 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 13, 2012 — THE PROXY STATEMENT AND THE 2011 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.PACIFICGOLDCORP.COM.

TABLE OF CONTENTS

GENERAL INFORMATION
PROPOSAL I
CORPORATE GOVERNANCE
PROPOSAL II
PROPOSAL III
PROPOSAL IV
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS

PACIFIC GOLD CORP.

848 N. Rainbow Blvd. #2987

Las Vegas, Nevada 89107

PROXY STATEMENT FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2012 Annual Meeting of Stockholders (“Annual Meeting”) of Pacific Gold Corp., a Nevada corporation (“we”, “us”, “our”, or “the Company”), to be held at [__________], Las Vegas, Nevada [_____] on Tuesday, November 13, 2012 at 11:00 a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our annual report on Form 10-K for the year ended December 31, 2011 is October [__], 2012.You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set October 22, 2012 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of the Company's Common Stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.

On the Record Date there were 2,038,765,222 shares of Common Stock issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock registered in his or her name on the record date.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a majority of the outstanding shares of common entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Olde Monmouth Stock Transfer Co., Inc., our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors, which means your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, and “For” Proposals II, III and IV. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using their best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Proposal I.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposal II.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal IV.  The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at anytime by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2013, a stockholder proposal must be received by the Company no later than June 30, 2013 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are two nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2013 annual meeting of stockholders and until his of her successor is elected and duly qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and the Board has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Robert Landau	41	Chief Executive Officer, Chief Financial Officer, President and Chairman
Mitchell Geisler	41	Chief Operating Officer, Treasurer, Secretary and Director

Robert Landau

Mr. Robert Landau has been the Chief Executive Officer, President and Chairman of the Company since April 2005 and Chief Financial Officer since 2009. Mr. Landau's experience includes the founding and financing of development stage businesses. Previously, Mr. Landau was an Actuarial Consultant with a large multi-national consulting firm. Mr. Landau has a Bachelor of Commerce - Actuarial Science and Finance degree from the University of Toronto in Toronto, Ontario, Canada. We believe Mr. Landau’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of his day to day leadership as our Chief Executive Officer.

Mitchell Geisler

Mr. Mitchell Geisler was President and Chairman of the Board from January 2001 to April 2005 when he became the Chief Operating Officer upon the appointment of Mr. Landau as Chief Executive Officer, President and Chairman. Mr. Geisler has been the Treasurer and Secretary of the Company since October 2002. Mr. Geisler has more than 15 years of experience in the hospitality and services industry. From 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc. Mr. Geisler is a graduate of Toronto’s York University in Toronto, and also studied at the University of Tel Aviv. Since January 2010, Mr. Geisler has been a Director and Chief Executive Officer of Diagnostic Imaging International Corp. (OTC “DIIG”). We believe Mr. Geisler’s qualifications to serve on our Board of Directors include his business experience as a chief executive officer of a public company.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" ALL OF THE NOMINEES IN

PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Robert Landau serves as our Chief Executive Officer and Chairman of the Board. The Board believes that Mr. Landau’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board. The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for the Company at this time.

Independence of the Board of Directors

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, although not required as the standard for the Company as its stock is traded in the over-the-counter market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that neither Mr. Landau nor Mr. Geisler are “independent” within the meaning of the applicable Nasdaq rules.

Committees of the Board of Directors

Audit Committee

We are not required to have and we do not have a separately-designated standing Audit Committee. The Company’s Board of Directors performs some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Nominating Committee

We do not have a Nominating Committee. Due to the small size of the Board and the fact that each director is also an officer of the Company, the Board of Directors has determined that is it not necessary for the Company to have a separate Nominating Committee. Robert Landau and Mitchell Geisler each participate in the consideration of director nominees.

While the Board of Directors has not adopted specific minimum criteria for director nominees, the directors look for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

The Board will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2013 annual meeting of stockholders.

Compensation Committee

We do not have a Compensation Committee. Due to the fact that the Company’s only two executive officers are also the only directors, the Board of Directors has determined that is it not necessary for the Company to have a separate Compensation Committee. Robert Landau and Mitchell Geisler each participate in the consideration of executive officer and director compensation.

Meetings of the Board of Directors

The Board of Directors did not formally meet during 2012, and instead acted 16 times by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2012 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity, financial condition and operations, as well as the risks associated with each.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Ethics

We have not adopted a formal code of ethics statement. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Report of the Audit Committee*

The Board of Directors oversees the Company's financial reporting process in lieu of a separately standing audit committee. The Board of Directors reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 with management.

The Board of Directors has discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Board of Directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company's independent accounting firm the overall scope and plans for its audits and meets with the Company's independent accounting firm to discuss the results of its examinations and the overall quality of the Company's financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Board of Directors:

ROBERT LANDAU

MITCHELL GEISLER

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO EFFECT REVERSE STOCK SPLIT AND A DECREASE IN THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK FROM 5,000,000,000 TO 3,000,000,000, SUBJECT TO THE BOARD OF DIRECTORS’ AUTHORITY TO ABANDON SUCH AMENDMENT

The Board of Directors has considered, deemed advisable, adopted a resolution approving and recommends to the stockholders for their approval of a proposed amendment to our Articles of Incorporation to authorize the Board to effect a reverse stock split and reduce the number of authorized shares of Common Stock. Under this proposed amendment, a certain number of outstanding shares of Common Stock, as determined by the applicable ratio, would be combined into one share of Common Stock (the “Reverse Stock Split”) and the number of the Company’s authorized shares of Common Stock would be reduced to 3,000,000,000 shares.

If approved by the stockholders, the Board would have discretion to implement the Reverse Stock Split within a range from 1-for-4 to 1-for-20. The Board believes that stockholder approval of a range of ratios (as opposed to approval of a specified ratio) would provide the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Furthermore, notwithstanding stockholder approval, the Board also would have the discretion not to implement a Reverse Stock Split and not reduce the number of the Company’s authorized shares of Common Stock. If the Board were to elect to implement a Reverse Stock Split, the Board will set the exchange ratio within the range or ratios approved by the stockholders.

The text of the form of amendment to our Articles of Incorporation that would be filed with the Secretary of State of the State of Nevada to effect the Reverse Stock Split is set forth in Appendix A to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the Reverse Stock Split. If the Reverse Stock Split is approved by the stockholders and following such approval the Board determines that a Reverse Stock Split is in the best interest of the Company and its stockholders, our Articles of Incorporation would be amended accordingly.

At the Annual Meeting, we will also be asking stockholders to approve an amendment to our Articles of Incorporation to change the par value of our Common Stock from $0.001 to no par value (see Proposal III). In the event that both this proposal and Proposal III are approved, the text of the form of amendment to our Articles of Incorporation that would be filed with the Secretary of State of the State of Nevada is set forth in Appendix C to this Proxy Statement.

Purpose of the Reverse Stock Split

We believe that the Reverse Stock Split will lead to an increase in the per-share price of our Common Stock which could encourage increased investor interest in our Common Stock and possibly promote greater liquidity for our stockholders. We believe that the current low per-share price of our Common Stock has had a negative effect on the marketability of our Common Stock. We believe there are several reasons for this effect. First, many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Second, because the brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current per-share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that constitute a higher percentage of their total share value than would be the case if the share price of our Common Stock were substantially higher. This factor may also limit the willingness of institutional investors to purchase our Common Stock. Third, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks. These policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Fourth, many brokerage firms are reluctant to recommend low-priced stocks to their customers. Finally, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of low-priced stocks.

Possibility that the Reverse Stock Split Will Fail to Achieve the Desired Effects.

Stockholders should note that the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be accurately predicted. In particular, we cannot assure you that the trading price per share of our Common Stock after the Reverse Stock Split would rise in proportion to the reduction in the number of pre-split shares of our Common Stock outstanding before the Reverse Stock Split. Furthermore, we cannot assure you that the market price of our Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Principal Effects of the Reverse Stock Split.

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of our Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving additional shares as a result of the preservation of round lots or owning a fractional share that is rounded up, each as described below. The number of stockholders of record will not be affected by the Reverse Stock Split. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the Reverse Stock Split other than as a result of the preservation of round lots and rounding up of fractional shares.  The proposed amendment would not affect the Company’s authorized Preferred Stock. The Company's 5,000,000 authorized but unissued shares of Preferred Stock having a par value of $0.001 per share may be issued with such rights, preferences, and limitations as the Board of Directors may determine from time to time. No shares of Preferred Stock are currently issued and outstanding.

With respect to outstanding stock options to purchase shares of our Common Stock, the Reverse Stock Split would effect a reduction in the number of shares subject to such outstanding stock options proportional to the exchange ratio of the reverse stock split (rounded down to the nearest whole share) and would effect a proportionate increase in the exercise price of such outstanding stock options (rounded up to the nearest whole cent). Under the terms of our outstanding warrants and convertible debt, the reverse stock split would also result in a proportionate increase in the exercise/conversion price of the warrants/convertible debt, as well as a proportionate decrease in the number of shares issuable to the holders thereof upon exercise of the warrants/convertible debt.

In addition, the proposed amendment to our Articles of Incorporation would reduce the total number of shares of Common Stock that we are authorized to issue from 5,000,000,000 shares to 3,000,000,000 shares. Because the total number of shares of authorized Common Stock is not being reduced in an amount proportionate to the Reverse Stock Split, the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action will be significantly increased. However, we currently have no plans, arrangements or understandings to issue these additional authorized shares. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Common Stock. The effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation.

Effective Date.

Our Board of Directors, in its discretion, may elect to effect the Reverse Stock Split within the range of the stated ratios upon receipt of stockholder approval, or not if our Board determines in its discretion not to proceed with the Reverse Stock Split. The Reverse Stock Split and the decrease in the number of our authorized shares of Common Stock would become effective on the date of filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. On the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the exchange ratio contained in the certificate of amendment. If our Board does not implement the reverse stock split by the date of our 2013 annual meeting of stockholders, stockholder approval would be required again prior to the implementation of any Reverse Stock Split.

Round Lots.

The Board of Directors has authorized the Company’s officers to limit the application of the Reverse Stock Split to certain stockholders so as to preserve the number of round lots, as such officers determine in their discretion.

Fractional Shares.

No fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split.  In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates.

As of the effective date of the Reverse Stock Split, if implemented by our Board of Directors, each certificate representing shares of our Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split.

Our transfer agent, Olde Monmouth Stock Transfer Co., Inc., will be available to effect the exchange of stock certificates. After the effective date, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter from the transfer agent.

No Appraisal Rights.

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

Material U.S. Federal Income Tax Considerations.

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN.  YOU ARE STRONGLY URGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences, if any, that management believes will apply to us and our stockholders who are U.S. holders at the effective time of the Reverse Stock Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is:  (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. Each Holder of shares of our Common Stock is strongly urged to consult his, her or its tax advisor as to the specific tax consequences to such holder of the Reverse Stock Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in light of such holder’s particular circumstances.

No gain or loss should generally be recognized by a stockholder upon his, her or its exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received by a stockholder (including any fraction of a new share deemed to have been received) should be the same as such stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A stockholder’s holding period for the post-Reverse Stock Split shares should include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

The Company should not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL II

PROPOSAL III

APPROVAL OF AN AMENDMENT TO  THE ARTICLES OF INCORPORATION TO

CHANGE THE PAR VALUE OF THE COMMON STOCK FROM

$0.001 PER SHARE TO NO PAR VALUE.

As a general rule, corporations may designate shares of common stock to be either with or without par value. The par value of a share of common stock is simply an amount fixed as the nominal value of the stockholder’s interest in such shares of stock. Historically, par value was intended to represent the sum of money or value of property or services which was to have been contributed to the corporation in exchange for each share of the corporation’s common stock. Par value was also originally intended to represent the consideration for which such shares of stock would be initially issued and sold. Today, par value has very little significance except for certain technical financial statement presentation issues (under accounting rules) and certain matters under state corporate law applicable to companies which designate a stated par value. Under Nevada state law, a corporation may not issue shares of its common stock for consideration less than the stated par value of such common stock. Accordingly, the primary reason for changing the par value of the Company’s Common Stock to no par value is to allow the Board of Directors the flexibility to issue shares of the Company’s Common Stock at a price its deems appropriate regardless of the par value of the Common Stock.

The text of the form of amendment to our Articles of Incorporation that would be filed with the Secretary of State of the State of Nevada to effect this change to no par value is set forth in Appendix B to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the change to no par value. If this proposal is approved by the stockholders, our Articles of Incorporation would be amended accordingly.

At the Annual Meeting, we will also be asking stockholders to approve an amendment to our Articles of Incorporation to effect a Reverse Stock Split and a decrease in the number of authorized shares of Common Stock from 5,000,000,000 to 3,000,000,000 (see Proposal II). In the event that both this proposal and Proposal II are approved, the text of the form of amendment to our Articles of Incorporation that would be filed with the Secretary of State of the State of Nevada is set forth in Appendix C to this Proxy Statement.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal III.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL III

PROPOSAL IV

RATIFICATION OF

SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Silberstein Ungar, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. Representatives of Silberstein Ungar are expected to be available via teleconference at the Annual Meeting and will be able to respond to appropriate questions.

Stockholder ratification of the selection of Silberstein Ungar as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Silberstein Ungar to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and voted at the Annual Meeting is required to ratify the selection of Silberstein Ungar. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal IV.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL IV

Principal Accountant Fees

Silberstein Ungar audited the Company's financial statements for fiscal years 2010 and 2011. The following is a summary of fees billed by our independent auditors for services rendered during each of the years ended December 31, 2010 and 2011:

Audit Fees. For the years ended December 31, 2010 and December 31, 2011, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the review of our financial statements were approximately $19,500 and $27,500, respectively.

Audit Related Fees. For the years ended December 31, 2010 and December 31, 2011, there were no fees billed for professional services rendered by our independent auditors for assurance and related services.

Tax Fees. For the year ended December 31, 2010, fees billed for professional services rendered by our independent auditors with respect to taxes were approximately $1,000. There were no fees billed for professional services rendered by our independent auditors for tax compliance, tax advice or tax planning for the year ended December 31, 2011.

All Other Fees. For the years ended December 31, 2010 and December 31, 2011, there were no other fees billed for other professional services by our independent auditors.

Pre-Approval of Audit and Non-Audit Services

The Company does not currently have a standing audit committee. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Board of Directors.

SECURITY OWNERSHIP

OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 22, 2012, we had 2,038,765,222 shares of Common Stock issued and outstanding. The following table sets forth information regarding beneficial ownership of our stock for: (i) each of our executive officers and directors; (ii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our Common Stock; and (iii) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)
	Number of Shares Owned		Percentage of Ownership
Robert Landau	635,965,081	(2)	31.2%
Mitchell Geisler	342,884,224		16.8%
All officers and directors as a group (two persons)	978,849,305		48%

*	Represents less than one percent.
1

Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, M5H 4E7 Canada.

2	Includes 149,000,000 shares of Common Stock held of record by Jabi, Inc., of which Mr. Landau is the sole shareholder and director.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2011, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2011, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, to its knowledge all the Section 16(a) filing requirements applicable to such persons with respect to fiscal year ended December 31, 2011 were complied with by late filings.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation earned by our executive officers and directors for the fiscal years ended December 31, 2011 and 2010.

Name	Year	Salary	All Other Compensation	Total
Robert Landau	2011	$96,000	$0	$96,000
	2010	$96,000	$0	$96,000
Mitchell Geisler	2011	$96,000	$0	$96,000
	2010	$96,000	$0	$96,000

Grants of Plan Based Awards for Fiscal Year Ended December 31, 2011
Name	Grant Date	Number of Securities Underlying Options Granted	Exercise Price per share
Robert Landau	6/30/2007	75,000	$0.30
Mitchell Geisler	6/30/2007	62,500	$0.30

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

The Company has two executive officers, whom are also the Company’s directors. The Board of Directors serves as the Company’s compensation committee and initiates and approves most compensation decisions. Annual bonuses, if any, for executives are determined by the Board of Directors.

The goal of the compensation program is to adequately reward the efforts and achievements of executive officers for the management of the Company. The Company has no pension plan and no deferred compensation arrangements. The Company has not used a compensation consultant in any capacity.

The executive officers of the Company do not currently have employment agreements with the Company that outline salary and benefit arrangements. Both officers are paid a gross base amount per month. The salary amounts are reviewed on an annual basis.

Compensation of Directors

Persons who are directors and employees are not currently additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.

Other Compensation Arrangements

At the Company’s annual meeting held on June 20, 2007, the stockholders voted to approve the Company’s 2007 Equity Performance Plan (the “2007 Plan”) which provides for the issuance of common stock awards of up to 20,000,000 shares in aggregate. At December 31, 2011 we have issued 15,825,000 shares under the 2007 Plan.

On December 28, 2005, the Company received consents from stockholders of 17,877,382 shares, representing a majority of the shares entitled to vote, approving the 2006 Equity Performance Plan (the “2006  Plan”) which provides for the issuance of common stock awards of up to 10,000,000 shares in aggregate.  The Company filed with the SEC and distributed on January 10, 2006 an Information Statement to the stockholders who had not given their consent in accordance with state and federal law. The Company issued 2,627,949, 4,961,172 and 2,000,000 shares of Common Stock under the 2006 Plan during 2006, 2007 and 2008, respectively. There are 410,879 shares remaining to be issued under the 2006 Plan.

These plans are administered by the Board of Directors. The awards that may be granted include incentive and non-incentive options, stock appreciation rights, restricted stock, deferred stock and other stock based grants. The Board of Directors, at the time of an award determines the type of award, exercise price, vesting schedule and expiration date. The minimum exercise price under the plans is $0.02. Incentive options may be granted only to employees, otherwise, awards may be granted to officers, directors, employees, and consultants. The plans provide for acceleration of vesting of outstanding awards in the event of a non-approved acquisition of more than 50% of the combined voting power of the Company.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

As of September 30, 2012, the Company owes $1,427,608 in principal to a company owned by Robert Landau, our Chief Executive Officer. The amount due is represented by a promissory note accruing interest at 10% per year. The note is due on January 2, 2013 and is convertible into shares of the Company’s Common Stock at $0.05 per share. Interest expense on the loan for the nine months ended September 30, 2012 and for the year ended December 31, 2011 was $67,098 and $108,521, respectively. Including interest, the balance due on the loan at September 30, 2012 was $1,494,706.

The Company owed its executives $203,434 and $136,636 in short term notes payable reflected in the accrued expenses for the years ended December 31, 2011, and December 31, 2010, respectively. As of September 28, 2012, these short term notes were converted into 162,747,200 shares of the Company’s Common Stock.

The Company owed $414,606 to related parties in short term notes payable for the year ended December 31, 2011. As of September 28, 2012, these short term were converted into 331,684,800 shares of the Company’s Common Stock.

Policy and Procedures Governing Related Person Transactions

The Company does not currently have a standing audit committee . The Board of Directors is responsible for reviewing all "related party transactions" on an on-going basis. All such related party transactions must be approved by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Robert Landau

Chief Executive Officer

October [__], 2012

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2011  is available without charge upon written request to: Pacific Gold Corp., 848 N. Rainbow Blvd., #2987, Las Vegas, Nevada 89107 Attention: Secretary.

Appendix A

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Pacific Gold Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Fourth – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is 3,000,000,000 shares with a par value of $.001 per share.

Effective as of as of the filing date of this amendment, each [_____] shares of Common Stock, issued and outstanding or held by the Corporation, automatically and without any action on the part of the respective holders thereof, shall be converted and combined into one share of Common Stock. No fractional shares shall be issued as a result thereof. In lieu of issuing fractional shares, any fractional share resulting from the combination shall be rounded up to the nearest whole share of Common Stock.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _______________     Time: _______________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Appendix B

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Pacific Gold Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Fourth – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is 5,000,000,000 shares, no par value.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _______________     Time: _______________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Appendix C

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Pacific Gold Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Fourth – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is 3,000,000,000 shares, no par value.

Effective as of as of the filing date of this amendment, each [_____] shares of Common Stock, issued and outstanding or held by the Corporation, automatically and without any action on the part of the respective holders thereof, shall be converted and combined into one share of Common Stock. No fractional shares shall be issued as a result thereof. In lieu of issuing fractional shares, any fractional share resulting from the combination shall be rounded up to the nearest whole share of Common Stock.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _______________     Time: _______________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PACIFIC GOLD CORP.

PROXY CARD

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 13, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT LANDAU and MITCHELL GEISLER, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Pacific Gold Corp. (the “Company”) which the undersigned may be entitled to vote at the 2012 Annual Meeting of Stockholders to be held on Tuesday, November 13, 2012, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1. To elect two (2) directors to serve for one-year terms ending in the year 2013 or until each of their successors are duly elected and qualified:

Robert Landau Mitchell Geisler	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all nominees listed at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2.  To approve an amendment to the Company’s Articles of Incorporation to (A) effect a reverse stock split of the Company’s Common Stock at a specific ratio within a range from 1-for-4 to 1-for-20 and to grant authorization to the Board of Directors to determine, at its discretion, the timing and the specific ratio of the reverse stock split; and (B) a decrease in the number of authorized shares of Common Stock from 5,000,000,000 to 3,000,000,000, subject to the Board of Directors’ authority to abandon such amendment:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3.  To approve an amendment to the Company’s Articles of Incorporation to change the par value of the Company’s Common Stock from $0.001 per share to no par value:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

4.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE

ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2012

Signature:  _____________________________________________________

Signature if held jointly: __________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.